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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): November 21, 2003

                       Medicis Pharmaceutical Corporation
               (Exact Name of Registrant as Specified in Charter)


   Delaware                   0-18443                        52-1574808
(State or Other      (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

8125 North Hayden Road
Scottsdale,  Arizona                                                  85258-2463
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:  (602) 808-8800



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of Press Release, dated November 21, 2003, issued by Medicis Pharmaceutical Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDICIS PHARMACEUTICAL
                                           CORPORATION
                                           (Registrant)

                                           /s/ Mark A. Prygocki, Sr.
Date:  November 21, 2003                   ----------------------------------
                                           Name:     Mark A. Prygocki, Sr.
                                           Title:    Executive Vice President,
                                                     Chief Financial Officer,
                                                     Corporate Secretary and
                                                     Treasurer

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
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99.1                 Copy of Press Release, dated November 21, 2003, issued by
                     Medicis Pharmaceutical Corporation.